                                                                   Exhibit 10.26
                                                                   -------------

                        SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release (this "Agreement") is made as of July 23, 2001, by and between Vesta Insurance Group, Inc., a Delaware corporation (the "Company"), and James E. Tait, Norman W. Gayle III and Donald W. Thornton (the "Executives").

                                    RECITALS

     WHEREAS, in 1999, the Company adopted the Executive Officer Incentive Compensation Plan (the "Plan") to motivate the Executives by providing them with the opportunity to earn a one-time cash bonus based on the increase in the Company's market capitalization measured over a three year period;

     WHEREAS, under the Plan, the Executives currently are entitled to receive an aggregate cash payment on September 30, 2002 in an amount equal to five percent (5%) of the amount by which the Company's total market capitalization on September 29, 2002 (or earlier if the Company ceases to be a public company) exceeds the market capitalization on September 29, 1999;

     WHEREAS, the Company desires to restructure the incentives provided to the Executives under the Plan in a manner that will minimize future salary expense and further align the interests of the Executives with those of the Company over a period extending beyond September 29, 2002;

     WHEREAS, the Executives have agreed to relinquish their right to receive the lump sum cash payment under the Plan on September 29, 2002 in exchange for
(i) shares of the Company's common stock and (ii) a loan from the Company, to be issued currently and having an aggregate present value approximating the present value of the anticipated cash payment to be relinquished.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereby agree as follows:

                                    ARTICLE 1
                            AGREEMENTS OF THE COMPANY

     Section 1.1 Agreements of the Company. In consideration of Executives'
                 -------------------------
willingness to relinquish their rights under the Plan, the Company hereby agrees as follows:

          (a) The Company shall issue to the Executives an aggregate of One Million Two Hundred and Fifty Thousand (1,250,000) shares of the Company's common stock, $.01 par value per share (the "Restricted Stock"), to be allocated amongst the Executives in proportion to their respective participation interests in the Plan as follows:

James E. Tait         500,000 shares
Norman W. Gayle III   500,000 shares
Donald W. Thornton    250,000 shares

The Restricted Stock shall be subject to the terms of a Restricted Stock Agreement by and between the Company and each Executive in substantially the form attached hereto as Exhibit A. Subject to the provisions of Section 1.2(a) and (b) below, on each anniversary of the date of issuance of the Restricted Stock, 10% of the Restricted Stock then held by the Executive shall vest, such that the full amount of the Restricted Stock shall be vested upon the expiration of ten years from the date of issue.

          (b) The Company shall make a loan to the Executives in an aggregate principal amount of Five Million Dollars ($5,000,000), to be allocated amongst the Executives in proportion to their respective participation interests in the Plan as follows (the "Loans"):

James E. Tait         $2,000,000
Norman W. Gayle III   $2,000,000
Donald W. Thornton    $1,000,000

Each Loan shall be evidenced by, and shall be subject to the terms of, a promissory note in substantially the form attached hereto as Exhibit B. Subject
                                                             ---------
to the provisions of Section 1.2(a) and (b) below, on each anniversary of the date of each such promissory note, 10% of the principal and all accrued interest on the Loan evidenced by such promissory note shall be forgiven, such that the full amount of the Loan evidenced by such promissory note, together with all accrued interest thereon, would be forgiven upon the expiration of the ten year term.

          (c) The Company shall pay the Executives, in the form of cash bonuses, such additional amounts as are necessary to provide for the payment of any and all taxes that may become payable by the Executives as a result of (i) the issuance or vesting of the Restricted Stock, (ii) the making of the Loans or the forgiveness thereof and (iii) the payment of cash bonuses pursuant to this
Section 1(c) (i.e., such bonuses will be grossed-up to take into account taxes payable as a result of such bonuses).

     Section 1.2 Termination of Employment Provisions. The vesting of the shares
                 ------------------------------------
of Restricted Stock issued pursuant to Section 1.1(a) above, and the Company's obligation to forgive the Loans made pursuant to Section 1.1(b) above, are each subject to the following restrictions and conditions:

          (a) Voluntary Termination by Executive. If an Executive voluntarily terminates his employment for any reason other than death, Disability or Retirement, then his shares of Restricted Stock that have not vested at the time of such termination of employment shall be forfeited without any payment therefor, and the Company shall not be obligated to forgive any amounts owing under his Loan at the time of such termination of employment or thereafter.

          (b) Termination by the Company for Cause. If the Company terminates an Executive's employment for Cause, then his shares of Restricted Stock that have not vested at the time of such termination of employment shall be forfeited without any payment therefor, and the Company shall not be obligated to forgive any amounts owing under his Loan at the time of such termination of employment or thereafter.

          (c) Termination Upon Death, Disability or Retirement. If an Executive's employment is terminated prior to the vesting of the Restricted Stock as a result of (a) his death or Disability, or (b) by reason of Retirement, then 100% of his Restricted Stock that has not vested at such time shall be immediately vested, and the Company shall immediately forgive 100% of the outstanding balance of his Loan, all at the time of such termination of employment.

          (d) Involuntary Termination by the Company Without Cause. If the Company terminates an Executive's employment without Cause, then 100% of his Restricted Stock that has not vested at such time shall be immediately vested, and the Company shall immediately forgive 100% of the outstanding balance of his Loan, all at the time of such termination of employment.

          (e) Definitions. For purposes of this Section 1.2:

          "Cause" means the termination of an Executive's employment as a result of any act that (A) constitutes, on the part of the Executive, fraud, dishonesty or gross malfeasance of duty and (B) is demonstrably likely to lead to material injury to the Company; provided, however, that such conduct shall not constitute
Cause:

               (x) unless (A) there shall have been delivered to the Executive a written notice setting forth with specificity the reasons that the Company's Board of Directors (the "Board") believes the Executive's conduct meets the criteria set forth above, (B) the Executive shall have been provided the opportunity to be heard in person by the Board (with the assistance of the Executive's counsel if the Executive so desires), and (C) after such hearing, the termination is evidenced by a resolution adopted in good faith by two-thirds of the members of the Board (other than the Executive); or

               (y) if such conduct was believed by the Executive in good faith to have been in or not opposed to the interests of the Company.

          "Disability" means total and permanent disability as determined under the Company's long-term disability plan.

          "Retirement" means Early Retirement or Normal Retirement, as such terms are defined in the J. Gordon Gaines, Inc. Retirement Savings Plan.

     Section 1.3 Change of Control. In the event of a "Change of Control" (as
                 -----------------
defined below):

          (a) the restrictions applicable to any Restricted Stock shall lapse and such shares shall be deemed fully vested, and the Company shall automatically, with no further action required, forgive all of the amount owing under the Loan at the time of such Change of Control.

          (b) the value of all Restricted Stock may, to the extent determined by the Company, be cashed out on the basis of the "Change of Control Price" (as defined below) as of the date the Change of Control occurs, or such other date as the Company may determine prior to the Change of Control.

          (c) Change of Control. For purposes of this Section 1.3, a "Change of Control" means the happening of any of the following:

               (i) when any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, (other than the Company or any Company employee benefit plan, including its trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

               (ii) the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of Regulation 14A of the Commission under the Exchange Act;

               (iii) when the individuals who constitute the Board as of the date hereof cease, for any reason other than death, to constitute at least a majority of the Board, unless each director who was not a director as of the date hereof was elected by, or on the recommendation of, at least two-thirds (2/3) of the directors on the date hereof; or

               (iv) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

          (d) Change of Control Price. For purposes of this Section 1.3, "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty (60) day period as determined by the Company.

          Section 1.4 Rights as a Stockholder. The Executives shall have, with
                      -----------------------
respect to the shares of Restricted Stock, all of the rights of stockholders of the Company, including the right to vote and to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock.

                                    ARTICLE 2
                              RELEASE BY EXECUTIVE

Upon the full performance by the Company of its obligations under this Agreement, each Executive fully and forever releases and discharges the Company from all liability to such Executive, his heirs and assigns, for claims or obligations relating to the Plan and his rights to receive a bonus thereunder, and each Executive relinquishes any and all rights he has or may have had under or pursuant to the Plan.

                                    ARTICLE 3
                              ADDITIONAL AGREEMENTS

     Section 3.1 Employment Not Affected. No agreement of the Company set forth
                 -----------------------
herein shall be construed as granting any Executive any right with respect to continuance of employment by the Company or any subsidiary or affiliate of the Company. The right of the Company to terminate at will an Executive's employment with the Company or any subsidiary or affiliate of the Company at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company and acknowledged by each Executive, subject to the existing employment agreements between the Company and each of the Executives dated September 30, 1999.

     Section 3.2 Compliance with Laws and Regulations. The Restricted Stock to
                 ------------------------------------
be issued pursuant to Section 1(a) above and the obligation of the Company to deliver such shares shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency (including, but not limited to, the approval of the listing of such shares for trading by the New York Stock Exchange) as may be required.

     Section 3.3 Shares May be Newly Issues or Purchased. The Restricted Stock
                 ---------------------------------------
to be issued pursuant to Section 1.1(a) above shall be made available, at the discretion of the Company, either from authorized but previously unissued shares or from shares held in the Treasury of the Company.

     Section 3.4 Fees and Expenses. To induce the Executive to execute this
                 -----------------
Agreement and to provide the Executive with reasonable assurance that the purposes of this Agreement will not be frustrated by the cost of its enforcement should the Company fail to perform its obligations under this Agreement or should the Company or any subsidiary, affiliate or stockholder of the Company contest the validity or enforceability of this Agreement, the Company shall pay and be solely responsible for any attorneys' fees and expenses and courts costs incurred by the Executive as a result of a claim that the Company has breached or otherwise failed to perform this Agreement or any provision hereof to be performed by the Company or as a result of the Company or any subsidiary, affiliate or stockholder of the Company contesting the validity or enforceability of this Agreement or any provision hereof to be performed by the Company, in each case regardless of which party, if any, prevails in the contest.

                                    ARTICLE 5
                                  MISCELLANEOUS

     Section 4.1 Successors and Assigns. All covenants and agreements in this
                 ----------------------
Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of their respective successors and assigns.

     Section 4.2 Parties in Interest. This Agreement is made solely for the
                 -------------------
benefit of the parties, and no other person shall acquire or have any right under or by virtue of this Agreement.

     Section 4.3 Entire Agreement. This Agreement, together with the agreements
                 ----------------
to be delivered as provided herein, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. The provisions of this Agreement may not be changed, modified or amended except in writing duly executed by each party hereto.

     Section 4.4 Law Governing. This Agreement shall be governed by and
                 -------------
construed in accordance with the laws of the State of Delaware.

     Section 4.5 Headings. The headings in this Agreement are for convenience of
                 --------
reference only and shall not limit or otherwise affect any of the terms hereof.

     Section 4.6 Counterparts. This Agreement may be executed in one or more
                 ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

                            [Signature Page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.


                                           VESTA INSURANCE GROUP, INC.


                                           By:   /s/  Hopson B. Nance
                                              ----------------------------------
                                           Its:  Vice President & Controller
                                           EXECUTIVE:


                                           /s/   James E. Tait
                                           ------------------------------------
                                           James E. Tait
                                           EXECUTIVE:


                                           /s/   Norman W. Gayle III
                                           -------------------------------------
                                           Norman W. Gayle III
                                           EXECUTIVE:


                                           /s/   Donald W. Thornton
                                           -------------------------------------
                                           Donald W. Thornton

Exhibit A
---------

                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is made as of August 7, 2001, by and between Vesta Insurance Group, Inc. (the "Company"), and
                                                                      ----------
(the "Executive").

                              W I T N E S S E T H :

     WHEREAS, pursuant to the terms of the Settlement and Release Agreement between the Company and the Executive (the "Release"), the Executive has been awarded shares of Restricted Stock, conditioned upon the execution and delivery by the Company and the Executive of this Agreement setting forth the terms and conditions applicable to such award, and

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations of the parties contained herein and in the Release, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Award of Restricted Stock. Pursuant to the terms of the Release, the
        -------------------------
Company hereby awards to the Executive, effective as of August 7, 2001, (the
"Award Date"),               shares of the Company's common stock, par value
              --------------
$.01 per share, which shall be subject to the terms, conditions and restrictions set forth below (the "Restricted Stock"). In addition to the terms, conditions and restrictions set forth below, the award of Restricted Stock provided for herein shall be subject to the provisions of the Release, and all capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Release.

     2. Title to Restricted Stock; Vesting. Subject to the provisions of Section
        -------------------------
1.2 of the Release, on each anniversary of the date of issuance of the Restricted Stock, 10% of the Restricted Stock then held by the Executive shall vest, such that the full amount of the Restricted Stock shall be vested upon the expiration of ten years from the date of issue.

     3. Restriction on Resale. The Executive shall not sell, transfer, pledge or
        ---------------------
assign shares of Restricted Stock until the Restricted Stock has vested in accordance with vesting schedule set forth in Section 2 above, or otherwise upon termination of employment in accordance with Section 1.2 of the Release.

     4. Rights as Stockholder. The Executive shall have, with respect to the
        --------------------
shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote and to receive any dividends. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock.

     5. Stock Certificates.
        -----------------

          (a) A stock certificate in respect of shares of Restricted Stock shall be issued in the name of the Executive and shall bear the following legend indicating the restrictions on transfer created by this Agreement and the
Release:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS (INCLUDING FORFEITURE) SET FORTH IN AN AGREEMENT, DATED AS OF AUGUST 7, 2001, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

The stock certificates evidencing the shares of Restricted Stock shall be held in custody by the Company until the restrictions on transfer created by this Agreement and the Release shall have lapsed, and the Executive shall deliver a stock power, endorsed in blank, relating to the Restricted Stock.

          (b) The executive acknowledges that the issuance of the shares of Restricted Stock was not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on an exemption from the registration requirements of the Act, that the Restricted Stock is therefore generally considered "restricted" under applicable securities law, and that the resale of the Restricted Stock will be subject to certain restrictions and limitations arising from law even after the restrictions on transfer created by this Agreement and the Release have lapsed. Accordingly, the certificate representing the shares of Restricted Stock shall also bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

     6. Adjustments. In the event of any merger, reorganization, consolidation,
        -----------
recapitalization, Stock dividend, or other change in corporate structure affecting the common stock of the Company, a substitution or adjustment shall be made in the aggregate number of shares of Restricted Stock subject to this Agreement as may be determined to be appropriate by the Compensation Committee of the Company's Board of Directors, in its sole discretion, provided that the number of shares subject to this Agreement shall always be a whole number.

     7. No Right to Continued Employment. Nothing contained in this Agreement
        --------------------------------
shall confer upon Executive any right with respect to continuance of employment by the Company, any Subsidiary or any Affiliate, nor shall it interfere in any way with the right of Executive's employer to terminate Executive's employment at any time.

     8. Compliance with Laws and Regulations. The obligation of the Company to
        ------------------------------------
deliver shares of Restricted Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     9. Payment of Taxes. The Executive shall, no later than the date on which
        ----------------
the value of any portion of the Restricted Stock first becomes vested and includable in the Executive's gross income for federal income tax purposes, be liable for any federal, state or local withholding tax requirements and any additional income tax liability incurred with respect to such vested Restrictive Stock. In lieu of the Executive paying the necessary withholding taxes, the Company agrees that (i) the Executive shall receive all of such vested Restrictive Stock and that (ii) the Company shall pay any and all federal, state and local withholding taxes (the "Withholding Amount") directly to the United States Treasury and other applicable state and local tax authorities, the payment of which Withholding Amount shall be income to the Executive. Additionally, the Company agrees to pay the federal, state and local income tax liability incurred by the Executive due to the payment of the Withholding Amount by the Company, together with each subsequent federal, state and local income tax liability incurred by the Executive on account of the continuous gross-up of the Withholding Amount under this Section 9. All of such payments by the Company shall be reportable on a Form W-2 or similar form in the name of Executive. The Company agrees to reimburse the Executive for any additional income tax (plus penalties and interest) caused by the underpayment of withholding taxes by the Company hereunder. In the event that the Company overpays the withholding taxes hereunder, the Executive shall retain such excess.

     10. Executive Bound By Release. Executive hereby acknowledges receipt of a
         --------------------------
copy of the Release and agrees to be bound by all the terms and provisions thereof, including the terms and provisions adopted after the award of the Restricted Stock but prior to the vesting thereof.

     11. Notices. Any notice hereunder to the Company shall be in writing and
         -------
addressed to the Secretary of the Company in care of the Company's Legal Department, 3760 River Run Drive, Birmingham, Alabama 35243, subject to the right of the Company to designate at any time hereafter in writing some other address.

     12. Counterparts. This Agreement may be executed in two counterparts each
         ------------
of which shall constitute one and the same instrument.

     13. Impact on Other Benefits. The value of the Restricted Stock shall not
         ------------------------
be includable as compensation or earnings for purposes of any other benefits offered by the Company.

     14. Governing Law. All questions pertaining to the construction,
         -------------
regulation, validity and effect of the provisions of this Agreement shall be determined in accordance with the laws of the State of Alabama.

     15. Amendment. This Agreement may not be amended, except in writing signed
         ---------
by the parties hereto.

     16. Entire Agreement. This Agreement contains the entire agreement and
         ----------------
understanding of the parties hereto with respect to the matters covered hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            VESTA INSURANCE GROUP, INC.


                                            By:
                                               -----------------------------


                                                     [Executive]
                                            --------------------------------

Exhibit B
---------

                                 PROMISSORY NOTE

                                                                   July 23, 2001

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Vesta Insurance Group, Inc., ("Vesta"), a corporation organized and existing under the
laws of the State of Delaware, the sum of             at the office of the payee
                                         -------------
in the City of Birmingham, Alabama or at such other place as the payee may designate in writing. The principal, together with interest thereon at the rate of 6.5% per annum, shall be due and payable annually and shall be paid on the due dates and in the amount set forth below:

                             [Amortization Schedule]

     THIS PROMISSORY NOTE is given to evidence an indebtedness of the undersigned to Vesta for the repayment of the Loan made to the undersigned pursuant to the terms of a Settlement Agreement and Release of even date herewith between Vesta and the undersigned (the "Settlement Agreement"). As such, this Note specifically incorporates the provisions of Article I of the Settlement Agreement concerning forgiveness of the indebtedness evidenced hereby.

     THE UNDERSIGNED hereby waives grace, demand, presentment, protect, notice of protest, notice of dishonor, suit and any other requirements necessary to hold any party hereto, and agrees that time for payment may be extended from time to time without notice, and that he shall remain liable for this debt though not joining in such extension or renewal as though the party or parties not so joining had joined in such extension or renewal. The undersigned does further waive as to this debt or any renewal or extension thereof all right of exemption as to personal property from levy and sale or other process for the collection of this debt and agrees to pay all reasonable costs of collecting or attempting to collect this debt, whether by suit, foreclosure or otherwise, including reasonable attorneys fees.

     UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, then at the option of the holder, the entire indebtedness evidenced by the Promissory Note may be declared due and payable at once without notice of such acceleration to the undersigned, time being of the essence of this contract, and failure of the holder of this note to so declare such indebtedness to be due and payable shall not constitute a waiver of the right to declare the entire indebtedness at once due and payable.

     As used herein, "EVENT OF DEFAULT' shall include any of the following:

     (1) The failure of the undersigned to perform the obligations required under the terms and provisions of this Promissory Note and to make the payments in the amounts and at the times that they become due;

     (2) The failure of the undersigned to perform any material obligation, covenant or agreement set forth in the Settlement Agreement; or

     (3) The filing of a petition, either voluntary or involuntary, in bankruptcy by the undersigned.

     THE INDEBTEDNESS EVIDENCED BY THIS PROMISSORY NOTE may not be prepaid in whole or in part except with the written consent of the payee.

     This Promissory Note shall be governed by and construed in accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 23rd day of July, 2001.

                                                 [Executive]
                                                 ------------------------